Exhibit 99.4

Principal Ownership of Voting Securities of the Expected Subsidiary Guarantors

Name of Expected Subsidiary Guarantor	Record Owner	Title of Class Owned	Amount Owned	Percentage of Voting Securities Owned
190 Flamingo, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
3535 LV Corp. (f/k/a Harrah’s Imperial Palace)	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
AJP Holdings, LLC	AJP Parent, LLC	Membership interests	N/A	100.00%
AJP Parent, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
B I Gaming Corporation	Harrah’s International Holding Company, Inc.	Common stock	1,000	100.00%
Bally’s Midwest Casino, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Bally’s Park Place, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Benco, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Biloxi Hammond, LLC	Grand Casinos of Biloxi, LLC	Membership interests	N/A	100.00%
Biloxi Village Walk Development, LLC	Grand Casinos of Biloxi, LLC	Membership interests	N/A	100.00%
BL Development Corp.	Grand Casinos, Inc.	Common stock	1	100.00%
Boardwalk Regency Corporation	Caesars New Jersey, Inc.	Common stock	100	100.00%
Caesars Entertainment Canada Holding, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Caesars Entertainment Finance Corp.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Caesars Entertainment Golf, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Caesars Entertainment Retail, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Caesars India Sponsor Company, LLC	California Clearing Corporation	Membership interests	N/A	100.00%
Caesars License Company, LLC (f/k/a Harrah’s License Company, LLC)	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Caesars Marketing Services Corporation (f/k/a Harrah’s Marketing Services Corporation)	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Caesars New Jersey, Inc.	Caesars World, Inc.	Common stock	100	100.00%
Caesars Palace Corporation	Caesars World, Inc.	Common stock	100	100.00%
Caesars Palace Realty Corporation	Caesars Palace Corporation	Common stock	50	100.00%
Caesars Palace Sports Promotions, Inc.	Desert Palace, Inc.	Common stock	100	100.00%
Caesars Riverboat Casino, LLC	Roman Holding Corporation of Indiana	Membership interests	N/A	82.00%
	Caesars Entertainment Operating Company, Inc.			18.00%
Caesars Trex, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Caesars United Kingdom, Inc.	Caesars World, Inc.	Common stock	1,000	100.00%
Caesars World Marketing Corporation	Caesars World, Inc.	Common stock	100	100.00%
Caesars World Merchandising, Inc.	Caesars World, Inc.	Common stock	100	100.00%
Caesars World, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	500	100.00%
California Clearing Corporation	Desert Palace, Inc.	Common stock	200	100.00%
Casino Computer Programming, Inc.	Horseshoe Gaming Holding, LLC	Common stock	100	100.00%
Chester Facility Holding Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%

Name of Expected Subsidiary Guarantor	Record Owner	Title of Class Owned	Amount Owned	Percentage of Voting Securities Owned
Consolidated Supplies, Services and Systems	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
CZL Development Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
DCH Exchange, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
DCH Lender, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Desert Palace, Inc.	Caesars Palace Corporation	Common stock	11,391	100.00%
Durante Holdings, LLC	AJP Holdings, LLC	Membership interests	N/A	100.00%
East Beach Development Corporation	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
FHR Corporation	Parball Corporation	Common stock	1,000	100.00%
Flamingo-Laughlin, Inc. (f/k/a Flamingo Hilton-Laughlin, Inc.)	Parball Corporation	Common stock	1,000	100.00%
GCA Acquisition Subsidiary, Inc.	Grand Casinos, Inc.	Common stock	100	100.00%
GNOC, Corp.	Bally’s Park Place, Inc.	Common stock	3,002,510	100.00%
Grand Casinos of Biloxi, LLC (f/k/a Grand Casinos of Mississippi, Inc. - Biloxi)	Grand Casinos, Inc.	Membership interests	N/A	100.00%
Grand Casinos of Mississippi, LLC—Gulfport	Grand Casinos, Inc.	Membership interests	N/A	100.00%
Grand Casinos, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1	100.00%
Grand Media Buying, Inc.	Grand Casinos, Inc.	Common stock	100	100.00%
Harrah South Shore Corporation	Harveys Tahoe Management Company, Inc.	Common stock	2,000	100.00%
Harrah’s Arizona Corporation	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s Bossier City Investment Company, L.L.C.	Harrah’s Shreveport/Bossier City Investment Company, LLC	Membership interests	N/A	100.00%
Harrah’s Bossier City Management Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Chester Downs Investment Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Chester Downs Management Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Illinois Corporation	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s Interactive Investment Company	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s International Holding Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s Investments, Inc. (f/k/a Harrah’s Wheeling Corporation)	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s Iowa Arena Management, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Management Company	Caesars Entertainment Operating Company, Inc.	Common stock	1	100.00%

Name of Expected Subsidiary Guarantor	Record Owner	Title of Class Owned	Amount Owned	Percentage of Voting Securities Owned
Harrah’s Maryland Heights Operating Company	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s MH Project, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s NC Casino Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	99.00%
Harrah’s New Orleans Management Company	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s North Kansas City LLC (f/k/a Harrah’s North Kansas City I LLC)	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Operating Company Memphis, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Pittsburgh Management Company	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s Reno Holding Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	400	100.00%
Harrah’s Shreveport Investment Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Shreveport Management Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Shreveport/Bossier City Holding Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harrah’s Shreveport/Bossier City Investment Company, LLC	Harrah’s Shreveport Investment Company, LLC	Membership interests	N/A	84.30%
	Harrah’s Shreveport/Bossier City Holding Company, LLC			9.80%
Harrah’s Southwest Michigan Casino Corporation	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s Travel, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Harrah’s West Warwick Gaming Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Harveys BR Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Harveys C.C. Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Harveys Iowa Management Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Harveys Tahoe Management Company, Inc.	HTM Holding, Inc.	Common stock	1,000	100.00%
H-BAY, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
HBR Realty Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	2,500	100.00%
HCAL, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
HCR Services Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
HEI Holding Company One, Inc.	B I Gaming Corporation	Common stock	100	100.00%
HEI Holding Company Two, Inc.	B I Gaming Corporation	Common stock	100	100.00%
HHLV Management Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Hole in the Wall, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%

Name of Expected Subsidiary Guarantor	Record Owner	Title of Class Owned	Amount Owned	Percentage of Voting Securities Owned
Horseshoe Entertainment	New Gaming Capital Partnership	Limited partnership interests	N/A	91.92%
Horseshoe Gaming Holding, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Horseshoe GP, LLC	Horseshoe Gaming Holding, LLC	Membership interests	N/A	100.00%
Horseshoe Hammond, LLC	Horseshoe Gaming Holding, LLC	Membership interests	N/A	100.00%
Horseshoe Shreveport, L.L.C.	Horseshoe Gaming Holding, LLC	Membership interests	N/A	100.00%
HTM Holding, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Koval Holdings Company, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Koval Investment Company, LLC	Koval Holdings Company, LLC	Membership interests	N/A	100.00%
Las Vegas Golf Management, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Las Vegas Resort Development, Inc.	Winnick Parent, LLC	Common stock	Not provided	100.00%
LVH Corporation	Parball Corporation	Common stock	1,000	100.00%
Martial Development Corp.	Caesars New Jersey, Inc.	Common stock	100	100.00%
Nevada Marketing, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
New Gaming Capital Partnership	Horseshoe Gaming Holding, LLC	Limited partnership interests	N/A	99.00%
Ocean Showboat, Inc.	Showboat Holding, Inc.	Common stock	100,000,000	100.00%
Parball Corporation	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
PHW Manager, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Players Bluegrass Downs, Inc.	Players Holding, LLC	Common stock	100	100.00%
Players Development, Inc.	Players International, LLC	Common stock	100	100.00%
Players Holding, LLC	Players International, LLC	Membership interests	N/A	100.00%
Players International, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Players LC, LLC	Players Holding, LLC	Membership interests	N/A	100.00%
Players Maryland Heights Nevada, LLC	Players Holding, LLC	Membership interests	N/A	100.00%
Players Resources, Inc.	Players International, LLC	Common stock	100	100.00%
Players Riverboat II, LLC	Players Riverboat, LLC	Membership interests	N/A	99.00%
Players Riverboat Management, LLC	Players Holding, LLC	Membership interests	N/A	100.00%
Players Riverboat, LLC	Players Holding, LLC	Membership interests	N/A	100.00%
Players Services, Inc.	Players International, LLC	Common stock	100	100.00%
Reno Crossroads LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Reno Projects, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	1,000	100.00%
Rio Development Company, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Robinson Property Group Corp.	Horseshoe Gaming Holding, LLC	Common stock	1,000	99.00%
Roman Entertainment Corporation of Indiana	Caesars World, Inc.	Common stock	1,000	100.00%

Name of Expected Subsidiary Guarantor	Record Owner	Title of Class Owned	Amount Owned	Percentage of Voting Securities Owned
Roman Holding Corporation of Indiana	Caesars World, Inc.	Common stock	100	100.00%
Showboat Atlantic City Mezz 1, LLC	Showboat Atlantic City Mezz 2, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 2, LLC	Showboat Atlantic City Mezz 3, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 3, LLC	Showboat Atlantic City Mezz 4, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 4, LLC	Showboat Atlantic City Mezz 5, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 5, LLC	Showboat Atlantic City Mezz 6, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 6, LLC	Showboat Atlantic City Mezz 7, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 7, LLC	Showboat Atlantic City Mezz 8, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 8, LLC	Showboat Atlantic City Mezz 9, LLC	Membership interests	N/A	100.00%
Showboat Atlantic City Mezz 9, LLC	Ocean Showboat, Inc.	Membership interests	N/A	100.00%
Showboat Atlantic City Operating Company, LLC	Ocean Showboat, Inc.	Membership interests	N/A	100.00%
Showboat Atlantic City Propco, LLC	Showboat Atlantic City Mezz 1, LLC	Membership interests	N/A	100.00%
Showboat Holding, Inc.	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Southern Illinois Riverboat/Casino Cruises, Inc.	Players Holding, LLC	Common stock	100	100.00%
Tahoe Garage Propco, LLC	Harveys Tahoe Management Company, Inc.	Membership interests	N/A	100.00%
TRB Flamingo, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%
Trigger Real Estate Corporation	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Tunica Roadhouse Corporation (f/k/a Sheraton Tunica Corporation)	Caesars Entertainment Operating Company, Inc.	Common stock	100	100.00%
Village Walk Construction, LLC	Grand Casinos of Biloxi, LLC	Membership interests	N/A	100.00%
Winnick Holdings, LLC	Winnick Parent, LLC	Membership interests	N/A	100.00%
Winnick Parent, LLC	Caesars Entertainment Operating Company, Inc.	Membership interests	N/A	100.00%

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